June 1, 2023 S e n ti n e lO n e Q 1 FY 20 24 Q1 FY2024 Letter to Shareholders

Q1 FY2024 LETTER TO SHAREHOLDERS 2SENTINELONE Table of Contents To Our Shareholders 3 Technology Highlights 7 Go-To-Market Highlights 8 Q1 FY2024 Financials 10 Guidance 14 Closing 15 Financial Statement 21

Q1 FY2024 LETTER TO SHAREHOLDERS 3SENTINELONE To Our Shareholders We delivered another quarter of significant revenue growth and margin improvement, continuing our pro- gress toward profitability. Our total annualized recurring revenue (ARR) grew 75% year-over-year to $564 million1. Customer retention and expansion remained strong, and well above our long-term targets. Our GAAP and non-GAAP gross margin expanded by 3 and 7 percentage points year-over-year, respectively. Similarly, our GAAP and non-GAAP operating margin expanded by 29 and 35 percentage points year-over-year, respectively. Q1 marked our seventh consecutive quarter of more than 25 percentage points of year-over-year improvement in our non-GAAP operating margin. We also significantly improved our free cash flow margin, showing a year-over-year improvement of 46 percentage points. These results show strong underlying unit economics, business model scalability, and tremendous progress toward our profitability targets. Despite many underlying business strengths, our Q1 topline growth did not meet our expectations. Macroeconomic pressures continue to impact deal sizes, sales cycles, and pipeline conversion rates. While not entirely new, the impact from these factors was more pronounced in Q1. Together, these evolving dynamics also impacted our expectations for Q2 and fiscal year 24. We now expect full year revenue to grow 41% at the midpoint. Nonetheless, we are still adding significant new business and expanding with existing customers. These assumptions recalibrate our growth outlook and give us a solid foundation for the future. We are also taking actions to fortify our business by improving our cost structure and ensuring our path to profitability. Today’s operating environment raises the bar for execution. We believe we have the capacity and resources to further refine our execution, and we’re committed to growing efficiently. In light of the current macroeconomic conditions, we’ve seen lower usage and consumption trends by certain large customers. In order to reduce ARR volatility from changes in usage-based consumption and better align ARR with revenue, we changed the methodology for calculating ARR for consumption and usage-based agreements to reflect committed contract values. We also corrected some historical recording inaccuracies relating to ARR classifications of certain contracts that we discovered as part of our review of ARR. The change in methodology and correction was reflected as an ARR reduction of $27 million or approximately 5% of total ARR as of Q4 FY23, as well as a comparable estimated adjustment to the remaining quarters in fiscal year 2023. The adjustment to ARR did not impact our historical revenue or total bookings. All of our Q1 reported ARR-related metrics, including NRR, and forward looking statements include the impact of this one-time adjustment. Cybersecurity remains a top priority for all enterprises amid a proliferation of cyberattacks that make the news headlines on a regular basis. Despite near-term challenges, we are encouraged by several important strengths across our business. Customers of all sizes and geographies continue to choose SentinelOne for industry-leading technology and superior platform value. We continue to maintain strong win rates without a compromise on pricing. We are winning against legacy and next-gen vendors in a significant majority of competitive evaluations. In Q1, we added another Fortune 10 customer. We now serve half 1 Reflects the one-time adjustment of $27M, or approximately 5% to total ARR in Q4 FY23. ARR for the prior periods in FY23 presented have been adjusted based on the same percentage adjustment rate identified in Q1 FY24. 01

Q1 FY2024 LETTER TO SHAREHOLDERS 4SENTINELONE of the Fortune 10s. This milestone demonstrates our success with the world’s largest enterprises and that our Singularity platform meets the most stringent security selection criteria. Our momentum across mid-market enterprises remained particularly strong. We added more than 700 new customers in Q1, and our total customer base now exceeds 10,680. As a reminder, our customer count doesn’t include the cus- tomers served by our Managed Security Service Provider (MSSP) partners, so the number of companies using our solutions is notably higher. Our customer retention and expansion remained resilient. Our gross retention rate remained stable, and our net retention rate of over 125% remained above our long-term target of 120%. We continue to drive footprint expansion and module adoption across our customer base. Our emerging capabilities represent- ed more than one-third of quarterly bookings in Q1, demonstrating a strong momentum of our adjacent solutions. Singularity Cloud remained our fastest-growing solution, followed by meaningful contributions from other adjacent capabilities. In addition, our momentum with MSSP partners remained strong in Q1 as businesses increasingly turned to managed security protection. Our autonomous security, multi-ten- ancy, and fully-customizable access-control makes SentinelOne a critical partner for large MSSPs. We’re deepening many of our MSSP relationships through module and broader platform adoption, which helps us unlock scale and enhances our market position. Together, we're providing enterprise-grade protection to customers of all sizes. SentinelOne: The Enterprise Security Platform Reflecting upon the last few years, SentinelOne has evolved from an endpoint security platform to a comprehensive enterprise security platform. Our endpoint solution has generated tremendous growth for the company, and we expect continued growth in the coming years. Beyond our endpoint market suc- cess, emerging solutions growth has diversified our product mix and exceeded one-third of our business in Q1. Our holistic security approach across a diverse business mix of endpoint, cloud, identity, and data puts us in a strong position for long-term growth across multiple and large addressable markets. Singularity platform delivers best-in-class autonomous protection, where we’ve consistently led in third- party evaluations, including Gartner Critical Capabilities. Moreover, SentinelOne’s Singularity platform is powered by a single proprietary security data lake to protect multiple attack surfaces of endpoints, clouds, and identities. Our technology is purpose-built to help customers optimize their security investments. We help enterprises consolidate multiple point solutions, enabling them to realize better security outcomes using fewer resources. We’re in the midst of a paradigm shift among enterprise security and operations. Technological advance- ments are changing what was once imagined impossible for cybersecurity. Artificial Intelligence (AI) has the potential to scale cybersecurity in a completely new way. AI innovation opens new opportunities for us to deliver value to customers and help them control all aspects of enterprise security—and only—Once again, we’re leading the industry by incorporating generative AI into cybersecurity. We recently launched Purple AI: a one-of-a-kind innovation in cybersecurity that supercharges users to control all aspects of enterprise security—from visibility to response—with unmatched speed and efficiency. This is much more than a sidecar assistant—it can upgrade any security analyst to superhuman levels.

Q1 FY2024 LETTER TO SHAREHOLDERS 5SENTINELONE Balancing Growth and Investments on the Path to Profitability We have consistently delivered leading growth and significant margin improvement, driven by strong unit economics and the scale efficiencies of our business model. We remain committed to balancing our in- vestments with the pace of growth. In the current macroeconomic landscape, it is vital that we adapt and optimize our resources accordingly. Importantly, we believe we have the ability and resources to enhance our execution and drive operational improvements. We’re reiterating our commitment to delivering margin expansion regardless of current economic scenar- io as demonstrated by our Q1 margin improvement and outperformance. As a result, we are adjusting our costs as needed to drive more efficient growth, enhance resiliency, and ensure our path to profitability. We’ve implemented cost management initiatives to further optimize operational efficiencies and resourc- es. This includes implementing a workforce optimization plan that is expected to impact approximately 5% of our current employees and reducing variable spend across the business. We believe these initia- tives more closely align our cost structure with our current outlook without sacrificing long-term growth potential and market opportunities. We’re committed to move along the path to profitability and maximize our long-term business potential. Q1 FY2024 Highlights • ARR grew 75% year-over-year to $564 million at the end of our fiscal first quarter. Revenue in the quarter grew 70% year-over-year to $133.4 million. • We added more than 700 new customers in our fiscal first quarter. Total customer count grew 43% year-over-year to more than 10,680 at quarter end. Customers with ARR exceeding $100,000 grew 61% year-over-year to 917. Dollar-based NRR was above 125%. • Fiscal first quarter GAAP gross margin was 68%, up 3 percentage points year-over-year. Non-GAAP gross margin was 75%, up 7 percentage points year-over-year. • Fiscal first quarter GAAP operating margin was (86)%, up 29 percentage points year-over-year. Non-GAAP operating margin was (38)%, 35 percentage points higher year-over-year.

Q1 FY2024 LETTER TO SHAREHOLDERS 6SENTINELONE SentinelLabs operates as an open venue for threat researchers and is committed to sharing the latest in threat intelligence with its growing community of cyber defenders. The SentinelLabs team helps global enterprises and government bodies stay ahead of their adversaries by providing novel findings from the world of malware, exploits, advanced persistent threats (APTs), and cybercrime. SentinelLabs works to cut through the noise of partial information with tools, context, and insights to help achieve our collective mission of a safer digital life for all. We foster robust collaborations with government entities and industry partners to further this mission. Through cybersecurity presentations, training, and workshops, we build enduring relationships with U.S. agencies, Western European agencies, NATO, and other strategic partners, with a keen focus on issues emerging from the ongoing conflicts worldwide. In September 2023, we're hosting our second-annual LABScon conference, a high-profile platform for industries and governments to exchange cutting-edge research, share cybersecurity wisdom, and jointly address pressing cyber defense challenges. Recent Highlights • SentinelLabs discovered a “Smooth Operator” supply chain attack affecting numerous enterprises by observing Trojanized 3CXDesktopApp, PABX voice and video conferencing software attacks. Our product successfully prevented the compromised installers from executing these attacks. The multi-stage attacks culminated in a third-stage infostealer dynamic link library (DLL). Here again, our Singularity platform successfully prevented the attack from executing well before the threat was discovered and identified by others. Customers called to tell us that Singularity platform was taking action against this nearly untraceable cyber attack. It was not a coincidence. What those customers didn't realize was that their operations were being saved by SentinelOne’s autonomous protection. Meanwhile, our competitors weren’t even alerting their customers of the threat. This is the true potential of SentinelOne’s leading security—real-time, AI-based autonomous protection. • The cloud is one of the most targeted attack surfaces. SentinelLabs analyzed several iterations of “AlienFox,” a comprehensive toolset for harvesting credentials for multiple cloud service provider credentials. Attackers use AlienFox to harvest API keys and secrets from popular services, including AWS Simple Email Services (SES) and Microsoft Office 365. AlienFox is a modular toolset primarily distributed on Telegram in the form of source code archives. Some modules are available on GitHub for any would-be attacker to adopt. AlienFox represents an unreported trend toward attacking more minimal cloud services that otherwise would be unsuitable for cryptomining, used to enable and expand subsequent campaigns. Along with our thorough analysis of different AlienFox iterations, the full report provides a full list of compromise indicators, YARA rules, and prevention recommendations.

Q1 FY2024 LETTER TO SHAREHOLDERS 7SENTINELONE Technology Highlights Purple AI: A Major Leap Forward in Cybersecurity Innovation Bad actors are using AI-based automated tools to infiltrate networks, creating unprecedented cyber- security challenges. Cybercriminals are exploiting generative AI to execute attacks that can bring down entire organizations. This trend is compounded by the shortage of skilled cybersecurity professionals, which makes it difficult for organizations to scale quickly to avoid the dangers of automated cyberattacks. At SentinelOne, we understand these challenges and are leading the charge by integrating generative AI and security for enterprises to scale their cyber talent—and only—Once again, we’re at the forefront of the industry by incorporating generative AI into cybersecurity. We developed Purple AI to supercharge users to monitor and operate all security data, boost productivity and scale operations. Security teams can use natural language to ask complex questions about threats and adversaries and run operational commands to manage their entire enterprise environment. In seconds, users receive deep insights and full, transparent, correlated results that prompt corrective actions across the cybersecurity ecosystem. SentinelOne’s Singularity platform is powered by a single proprietary security data lake to protect multiple attack surfaces of endpoints, clouds, and identities. We built Purple AI on our proprietary security data lake, which aggregates and correlates information from device and log telemetry across endpoint, cloud, network, and user data. Purple’s technology delivers insights and recommends response actions that can be executed imme- diately, from mitigation and investigation to endpoint, cloud, and user management. By automating re- sponse actions and enabling users to process and analyze petabytes of data in near-real time without the need for coding skills, we aim to radically simplify security operations and empower defenders in unprecedented and unforeseen ways. Importantly, we are committed to ensuring that our cutting-edge technologies are used ethically, safely, and responsibly. Our platform allows customers to maintain com- plete control of their data, reinforcing our dedication to keeping sensitive information in the hands of its rightful owners. We are leading the charge with innovations that are set to disrupt security and deliver value to enterprises in the next decade. Integrated Cloud Security for the Enterprise Cloud security has become increasingly critical due to a rising number of cloud-based attacks, which highlights the importance of advanced cloud protection. We continue to see strong adoption of Singularity Cloud among both new and existing customers, who favor our technology’s superior protection and operating performance. Singularity Cloud remains our fastest-growing solution. Enterprises are deploying Singularity Cloud in conjunction with endpoint deals and on a standalone basis. Last quarter, we announced our strategic go-to-market partnership with Wiz, combining two best-in-class cloud security solutions (Cloud Workload Protection, or CWP, and Cloud Security Posture Management, or CSPM) in a single enterprise security platform. Our joint solutions provide enterprises with complete visibility into their cloud-hosted infrastructures, enabling our customers to detect and respond to cloud security threats at machine speed. 02

We've further enhanced the customer experience through deeper technology integration. When SentinelOne detects a runtime threat to a cloud server or container, it automatically ingests relevant context from Wiz about that cloud resource, including any vulnerabilities, misconfigurations, and exposed secrets. Automatically, the threat is enriched with this information in our Singularity platform console, enabling security teams to improve outcomes through faster and more effective triage, prioritization, and time to remediation. Through SentinelOne and Wiz integration, security teams can: 1) visualize their cloud security posture in real time, 2) identify attack paths to critical cloud resources, 3) prioritize risks and quickly triage actions to reduce risk, 4) protect cloud workloads from build time to runtime, and 5) speed the mean time to detection and remediation of cloud incidents.

03 Go-To-Market Highlights

Today, we are operating in a more challenging macroeconomic environment. We are navigating stricter procurement patterns and budget considerations. Even though several larger deals extended beyond the end of Q1, we continue to see notable success with mid-market enterprises and MSSP partners. Our growth was also balanced across geographies, and our vast channel ecosystem continues to magnify our reach and drive platform adoption.

Customer Growth

We added more than 700 new customers in Q1, and our total customer count grew about 43% year-over-year, exceeding 10,680. We continued to secure business both from large enterprises and medium-sized businesses, achieving strong win rates across all competitive situations.



Customers > $100K ARR
at quarter end*
61%
569
917
Q1'23
Q1'24
Total Customers
at quarter end
43%
7,450+
10,680+
Q1'23
Q1'24

* Reflects the one-time adjustment of $27M, or approximately 5% to total ARR in Q4 FY23. ARR for the prior periods in FY23 presented have been adjusted based on the same percentage adjustment rate identified in Q1 FY24.

SENTINELONE Q1 FY2024 LETTER TO SHAREHOLDERS 8

Customers with over $100,000 in ARR reached 917 and grew 61% year-over-year, much faster than our total customer growth. Our business mix from customers with ARR exceeding $100,000 continued to increase due to our success with larger enterprises, our partner ecosystem, and adoption of adjacent solutions.

In Q1, we added a new Fortune 10 customer, and we now serve half of the Fortune 10s. Other prominent wins include endpoint and cloud footprints with global financial institutions and iconic retail brands. Large enterprises continue to select SentinelOne for its leading performance, platform breadth, and superior platform value.

Retention & Expansion

Our retention and expansion remained resilient across our customer-base, reflecting NRR of more than 125%. Our expansion was driven by continued endpoint license expansion and cross-sell of adjacent solutions, such as Singularity Cloud and Vigilance MDR. Given enterprise prudence around budget allocations, customers are more focused on core and immediate security needs while taking a cost-saving or "spend later" approach in other areas. In some cases, large customers are also opting to delay deployments or defer switching to new solutions.

Singularity Cloud remained our fastest-growing solution in Q1, followed by contributions from other adjacent platform offerings. We are in the early innings of a significant cloud security market opportunity. In this market, we're winning sizable deals, especially where early deployments for many customers are just a fraction of their total cloud footprints.



Net Retention Rate (NRR)
130%+
135%+
130%+
130%+
125%+
120%
Target
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24

SENTINELONE Q1 FY2024 LETTER TO SHAREHOLDERS 9

Q1 FY2024 LETTER TO SHAREHOLDERS 10SENTINELONE Partner Ecosystem Our partner-supported go-to-market model continues to unlock meaningful scale and enhance our market position. We continue to achieve strong channel leadership and momentum. We’re committed to training and enabling our partners to drive channel engagement, more deal registrations, and larger pipelines as we continue to expand our brand and platform. We’ve always taken a partner-friendly go-to- market approach that enables partners’ businesses instead of competing against them. This is especially important for MSSPs and other strategic partnerships. Our partnerships with most of the leading MSSPs continue to provide a runway for meaningful and resil- ient growth. We achieved another quarter of resilient growth from our MSSP partners in Q1 as businesses increasingly turn to managed security protection. In addition to license expansion, our MSSP partners have started to adopt adjacent modules, including Vigilance MDR, Ranger, and others. We believe SentinelOne is the technology partner of choice for value-added resellers, MSSPs, global system integrators, distribu- tors, and incident response partners worldwide. Together, we are providing enterprise-grade protection to customers of all sizes. Q1 FY2024 Financials Our Q1 performance was driven by strong demand from new and existing customers, as well as large and mid-sized enterprises seeking to modernize and automate their cybersecurity. We delivered significant margin improvement year-over-year, benefiting from increased scale and operational efficiencies. Annualized Recurring Revenue (ARR) & Revenue ARR grew 75% year-over-year to $564 million at the end of Q1, which reflects the one-time adjustment to both the current and the prior year period. In light of the current macro environment, we expect these lower usage and consumption trends to persist. Due to this new dynamic, we have changed the method- ology for calculating ARR for consumption and usage-based agreements to reflect committed contract values. This provides a cleaner view of growth for fiscal 24 and beyond. By making this change now, we expect ARR and revenue to be more closely aligned. As we reviewed the methodology, we also discov- ered historical upsell and renewal recording inaccuracies relating to ARR on certain subscription and consumption contracts, which are now corrected. Overall, this adjustment resulted in a one-time ARR reduction of $27 million or approximately 5% of ARR, resulting in Q4 fiscal ‘23 ending ARR of $522 million. We are applying a comparable estimated adjustment to the remaining quarters in fiscal year 23, which we believe is a reasonable approximation of the impact in those periods. This adjustment did not impact historical revenue or total bookings. Revenue grew 70% year-over-year to $133 million in Q1. International revenue represented 35% of total revenue, reflecting growth of 84% year-over-year. Taken together, the macroeconomic factors discussed resulted in our Q1 revenue below guidance, primarily due to lower consumption and lower net new ARR in Q1. 04

Annualized Recurring Revenue
$ million year over year growth*
75%
$322
$417
$463
$522
$564
Q1'23
Q2'23
Q3'23
Q4'23*
Q1'24



Revenue
$ million year over year growth
70%
$78
$103
$115
$126
$133
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24

* Reflects the one-time adjustment of $27M, or approximately 5% to total ARR in Q4 FY23. ARR for the prior periods in FY23 presented have been adjusted based on the same percentage adjustment rate identified in Q1 FY24.

Gross Profit & Margin

Gross profit was $91 million, or 68% of revenue, compared to 65% of revenue a year ago. Non-GAAP gross profit was $100 million, or 75% of revenue, compared to 68% of revenue a year ago. This significant year-over-year increase was driven primarily by increasing scale, data efficiencies, and customers' growing platform adoption.



Gross Margin
% of revenue, GAAP & Non-GAAP
68%
72%
71%
75%
75%
65%
65%
64%
68%
68%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
GAAP
Non-GAAP

SENTINELONE Q1 FY2024 LETTER TO SHAREHOLDERS 11

Q1 FY2024 LETTER TO SHAREHOLDERS 12SENTINELONE Operating Expenses Total operating expenses were $206 million, including $55 million of stock-based compensation expense (SBC), employer payroll tax on employee stock transactions, amortization of acquired intangible assets, and acquisition-related compensation costs. Total operating expenses increased 46% year-over-year, primarily due to an increase in headcount and SBC. Non-GAAP operating expenses were $151 million, rep- resenting 114% of revenue, compared to $111 million, or 142% of revenue, a year ago. Non-GAAP operating expenses grew 36% year-over-year, driven by an increase in headcount. Research and development expenses were $55 million, up 20% year-over-year. On a non-GAAP basis, research and development expenses increased 13% year-over-year to $40 million and represented 30% of revenue, compared to 45% a year ago. The year-over-year increase was due primarily to a higher headcount. Sales and marketing expenses were $99 million, up 64% year-over-year. On a non-GAAP basis, sales and marketing expenses increased 58% year-over-year to $84 million and represented 63% of revenue, compared to 68% a year ago. The year-over-year increase was primarily due to a higher headcount. General and administrative expenses were $52 million, up 48% year-over-year. On a non-GAAP basis, gen- eral and administrative expenses grew 20% year-over-year to $27 million and represented 20% of revenue, compared to 29% a year ago. The year-over-year increase was primarily due to a higher headcount. GAAP NON-GAAP Q1'23 Q1'24 45% 30% 68% 63% 29% 20% Q1'23 Q1'24 59% 41% 77% 74% 45% 39% R&D S&M G&A Operating Expenses % of revenue, GAAP & Non-GAAP

Q1 FY2024 LETTER TO SHAREHOLDERS 13SENTINELONE Operating & Net Income (Loss) GAAP operating margin was (86)%, compared to (115)% a year ago. Non-GAAP operating margin was (38)%, compared to (73)% a year ago. The improvement in operating margin resulted from revenue growth that outpaced expense increases. GAAP net loss was $107 million, compared to $89 million a year ago. The larger loss reflects an increase in headcount and SBC. Non-GAAP net loss was $42 million, compared to $57 million a year ago. The smaller loss resulted from revenue growth that outpaced expense increases. $(90) $(115) Q1'23 Q1'24 EBIT EBIT Margin % $(57) $(51) Q1'23 Q1'24 GAAP NON-GAAP (73)% (38)% (86)% (115)% Operating Income (Loss) & Margin $ million and % of revenue, GAAP & Non-GAAP Balance Sheet and Cash Flows We ended Q1 with approximately $1.1 billion in cash, cash equivalents, and investments. Our strong balance sheet provides flexibility and support to drive sustainable growth while delivering meaningful margin expansion. Net cash used in operating activities for the three months ended April 30, 2023, was $(28) million, compared to $(49) million a year ago. Free cash flow was $(31) million in Q1, compared to $(55) million a year ago.

05

Guidance

We are providing the following guidance for the second quarter of fiscal year 2024 (ending August 31, 2023) and for fiscal year 2024 (ending January 31, 2024):

	Q2 FY24	Full-Year FY24
Revenue	$141 million	$590-600 million
Non-GAAP gross margin	74.5%	74-75%
Non-GAAP operating margin	(36)%	(29)-(25)%

In the second fiscal quarter, we expect revenue of about $141 million, reflecting 38% year-over-year growth. For the full fiscal year 2024, we expect revenue of $590 million to 600 million, reflecting growth of 41% at the midpoint. Cybersecurity remains a top IT priority, driven by a growing and evolving threat landscape. At the same time, we are mindful of near-term challenges impacting IT budgets, notably deal cycle elongation and customers rightsizing deal sizes. We expect macro-related uncertainties to persist throughout fiscal year 2024.

We expect our second fiscal quarter non-GAAP gross margin to be about 74.5%. For the full fiscal year 2024, we expect non-GAAP gross margin to be between 74% and 75%. Both our quarterly and full-year outlook reflect significant year-over-year gross margin expansion. We expect to continue benefiting from increasing scale, better data processing efficiencies, and module expansion.

Finally, we expect a non-GAAP operating margin of (36)% for our second fiscal quarter and (29)% to (25)% for the full fiscal year 2024. Both our quarterly and full-year outlook represent meaningful year-over-year improvement, reflecting the increasing scale and efficiency of our business. Looking ahead, we are committed to achieving our long-term profitability targets by balancing strong top-line growth with consistent margin improvement. We are continuing to make meaningful progress toward profitability and our long-term target EBIT margin of 20%+.

The above statements are based on current targets as of the date of this letter, and we undertake no obligation to update them after such date. These statements are forward-looking, and actual results may differ materially due to many factors. Refer to the Forward-Looking Statements below for information on the factors that could cause our actions and results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes stock-based compensation expense, employer payroll tax on employee stock transactions, amortization expense of acquired intangible assets, acquisition-related compensation costs, and restructuring charges. We have not provided the most directly comparable GAAP measures on a forward-looking basis because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP gross margin and non-GAAP operating margin is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided a reconciliation of other GAAP to non-GAAP metrics in tables at the end of this letter.

SENTINELONE Q1 FY2024 LETTER TO SHAREHOLDERS 14

Q1 FY2024 LETTER TO SHAREHOLDERS 15SENTINELONE Closing We will host a conference call at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time today to discuss details of our fiscal first quarter results. A live webcast and replay will be available on SentinelOne’s Investor Relations website at investors.sentinelone.com. Thank you for taking the time to read our shareholder letter. We look forward to your questions on our call this afternoon. Sincerely, Tomer Weingarten Dave Bernhardt President and CEO CFO 06

Q1 FY2024 LETTER TO SHAREHOLDERS 16SENTINELONE Forward-Looking Statements This letter and the live webcast, which will be held at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on June 1, 2023, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve risks and uncertainties, including statements regarding our future growth, execution, competitive position, and future financial and operating performance, including our financial outlook for the second quarter of fiscal year 2024 and full fiscal year 2024 (including non-GAAP gross profit and non-GAAP operating margin); our total addressable market, business strategy, acquisitions, and strategic investments; our reputation and performance in the market; general market trends; and our objectives. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negative of these terms and similar expressions are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. There are a significant number of factors that could cause our actual results to differ materially from statements made in this letter and live webcast, including but not limited to our limited operating history; our history of losses; intense competition in the market we compete in; fluctuations in our operating re- sults; actual or perceived network or security incidents against us; our ability to successfully integrate any acquisitions and strategic investments; actual or perceived defects, errors or vulnerabilities in our plat- form; risks associated with managing our rapid growth; general market, political, economic, and business conditions, including those related to declining global macroeconomic condition, changing interest rates, supply chain disruptions and inflation, labor shortages, recent banking sector issues, debt ceiling nego- tiations geopoitical uncertainty, including the effects of the ongoing conflict in Ukraine and the proposed judicial reform in Israel; our ability to attract new and retain existing customers, or renew and expand our relationships with them; the ability of our platform to effectively interoperate within our customers’ IT infrastructure; disruptions or other business interruptions that affect the availability of our platform; the failure to timely develop and achieve market acceptance of new products, and subscriptions as well as existing products, subscriptions and support offerings; rapidly evolving technological developments in the market for security products and subscription and support offerings; length of sales cycles; and risks of securities class action litigation. Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Opera- tions” set forth in our filings and reports with the Securities and Exchange Commission (SEC), including our most recently filed Annual Report on Form 10-K, dated March 29, 2023, subsequent Quarterly Reports on Form 10-Q, and other filings and reports that we may file from time to time with the SEC, copies of which are available on our website at investors.sentinelone.com and on the SEC’s website at www.sec.gov. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this letter and the live webcast are based on information and estimates available to us at the time of this letter and the live webcast, respectively, and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. We do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date of this letter and live webcast or to

Q1 FY2024 LETTER TO SHAREHOLDERS 17SENTINELONE reflect new information or the occurrence of unexpected events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. Non- GAAP financial information excludes stock-based compensation expense, employer payroll tax expense related to employee stock transactions, amortization of acquired intangible assets, and restructuring charges. We believe that non-GAAP financial information, when taken collectively, with the financial infor- mation presented in accordance with GAAP, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is present- ed for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the use- fulness of our non-GAAP financial measures as tools for comparison. In addition, the utility of free cash flow as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period. Reconciliations between non-GAAP financial measures to the most directly comparable financial meas- ure stated in accordance with GAAP are contained at the end of the earnings press release following the accompanying financial data. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. Non-GAAP Gross Profit and Non-GAAP Gross Margin We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross mar- gin, respectively, excluding stock-based compensation expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, and restructuring charges. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and compa- rability with our past financial performance and facilitate period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to our overall operating performance. Non-GAAP Loss from Operations and Non-GAAP Operating Margin We define non-GAAP loss from operations and non-GAAP operating margin as GAAP loss from opera- tions and GAAP operating margin, respectively, excluding stock-based compensation expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, and restructuring charges. We believe non-GAAP loss from operations and non-GAAP operating margin provide our man- agement and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables unrelated to our overall operating performance.

Q1 FY2024 LETTER TO SHAREHOLDERS 18SENTINELONE Non-GAAP Net Loss and Non-GAAP Net Loss per Share, Basic and Diluted We define non-GAAP net loss as GAAP net loss excluding stock-based compensation expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, and restructuring charges. We define non-GAAP net loss per share, basic and diluted, as non-GAAP net loss divided by the weighted-average common shares outstanding. Since we have reported net losses for all periods presented, we have excluded all potentially dilutive securities from the calculation of net loss per share as their effect is anti-dilutive and accordingly, basic and diluted net loss per share is the same for all periods presented. We believe that excluding these items from non-GAAP net loss and non-GAAP net loss per share, diluted, provides management and investors with greater visibility into the underlying performance of our core business operating results. Free Cash Flow Free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities less cash used for purchases of property and equipment and capitalized internal-use software. We believe that free cash flow is a useful indicator of liquidity that provides information to management and investors, even if negative, as it provides useful information about the amount of cash generated (or consumed) by our operating activities that is available (or not available) to be used for other strategic ini- tiatives. For example, if free cash flow is negative, we may need to access cash reserves or other sources of capital to invest in strategic initiatives. While we believe that free cash flow is useful in evaluating our business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by (used in) operating activities in accordance with GAAP. The utility of free cash flow as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for any given period and does not reflect our future contractual commitments. In addition, other companies, including compa- nies in our industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison. Expenses Excluded from Non-GAAP Measures Stock-Based Compensation Expense Stock-based compensation expense is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond our control. As a result, management excludes this item from our internal operating forecasts and models. Management believes that non-GAAP meas- ures adjusted for stock-based compensation expense provide investors with a basis to measure our core performance against the performance of other companies without the variability created by stock-based compensation as a result of the variety of equity awards used by other companies and the varying meth- odologies and assumptions used. Employer Payroll Tax on Employee Stock Transactions Employer payroll tax expense related to employee stock transactions are tied to the vesting or exercise of underlying equity awards and the price of our common stock at the time of vesting, which varies in amount from period to period and is dependent on market forces that are often beyond our control. As a

Q1 FY2024 LETTER TO SHAREHOLDERS 19SENTINELONE result, management excludes this item from our internal operating forecasts and models. Management believes that non-GAAP measures adjusted for employer payroll taxes on employee stock transactions provide investors with a basis to measure our core performance against the performance of other com- panies without the variability created by employer payroll taxes on employee stock transactions as a result of the stock price at the time of employee exercise. Amortization of Acquired Intangible Assets Amortization of acquired intangible assets are tied to the intangible assets that were acquired in conjunc- tion with acquisitions, which results in non-cash expenses that may not otherwise have been incurred. Management believes excluding the expense associated with intangible assets from non-GAAP meas- ures allows for a more accurate assessment of our ongoing operations and provides investors with a better comparison of period-over-period operating results. Acquisition-Related Compensation Costs Acquisition-related compensation costs include cash-based compensation expense resulting from the employment retention of certain employees established in accordance with the terms of the acquisition of Attivo Networks, Inc. in May 2022 (the Attivo acquisition). Acquisition-related cash-based compensa- tion costs have been excluded as they were specifically negotiated as part of the Attivo acquisition in order to retain such employees and relate to cash compensation that was made either in lieu of stock- based compensation or where the grant of stock-based compensation awards was not practicable. In most cases, these acquisition-related compensation costs are not factored into management's evalua- tion of potential acquisitions or our performance after completion of acquisitions, because they are not related to our core operating performance. In addition, the frequency and amount of such charges can vary significantly based on the size and timing of acquisitions and the maturities of the businesses being acquired. Excluding acquisition-related compensation costs from non-GAAP measures provides inves- tors with a basis to compare our results against those of other companies without the variability caused by purchase accounting. Restructuring Charges Restructuring charges primarily relate to severance payments, employee benefits, stock based compensation, and inventory write-off charges. These restructuring charges are excluded from non- GAAP financial measures because they are the result of discrete events that are not considered core- operating activities. We believe that it is appropriate to exclude restructuring charges from non-GAAP financial measures because it enables the comparison of period-over-period operating results from continuing operations. Key Business Metrics We monitor the following key metrics to help us evaluate our business, identify trends affecting our busi-ness, formulate business plans and make strategic decisions.

Q1 FY2024 LETTER TO SHAREHOLDERS 20SENTINELONE Annualized Recurring Revenue (ARR) We believe that ARR is a key operating metric to measure our business because it is driven by our ability to acquire new subscription and capacity customers and to maintain and expand our relationship with existing customers. ARR represents the annualized revenue run rate of our subscription and capacity contracts at the end of a reporting period, assuming contracts are renewed on their existing terms for customers that are under contracts with us. ARR is not a forecast of future revenue, which can be im- pacted by contract start and end dates and renewal rates. In Q1’24, we adjusted our historical ARR (i) due to a change in the methodology for reflecting consumption and usage based agreements to committed contract values as opposed to based on consumption and usage. We made this adjustment due to ex- pected lower usage and consumption trends resulting from the current macro environment and (ii) to correct some historical upsell and renewal recording inaccuracies relating to ARR on certain subscription and consumption contracts that were discovered as part of our review of ARR in Q1’24. The adjustment to ARR did not impact historical revenue or total bookings. Customers with ARR of $100,000 or More We believe that our ability to increase the number of customers with ARR of $100,000 or more is an indi- cator of our market penetration and strategic demand for our platform. We define a customer as an entity that has an active subscription for access to our platform. We count Managed Service Providers (MSPs), Managed Security Service Providers (MSSPs), Managed Detection & Response firms (MDRs), and Original Equipment Manufacturers (OEMs), who may purchase our products on behalf of multiple companies, as a single customer. We do not count our reseller or distributor channel partners as customers.Based on the adjustments to ARR described above, customers with ARR of $100,000 or more for the prior periods in fiscal 2023 presented above has been adjusted based on the same percentage adjustment rate iden- tified in the first quarter of fiscal 2024. Dollar-Based Net Retention Rate (NRR) We believe that our ability to retain and expand the revenue generated from our existing customers is an indicator of the long-term value of our customer relationships and our potential future business oppor- tunities. Dollar-based net retention rate measures the percentage change in our ARR derived from our customer base at a point in time. To calculate these metrics, we first determine Prior Period ARR, which is ARR from the population of our customers as of 12 months prior to the end of a particular reporting peri- od. We calculate Net Retention ARR as the total ARR at the end of a particular reporting period from the set of customers that is used to determine Prior Period ARR. Net Retention ARR includes any expansion and is net of contraction and attrition associated with that set of customers. NRR is the quotient obtained by dividing Net Retention ARR by Prior Period ARR. Definitions Customers: We define a customer as an entity that has an active subscription for access to our platform. We count MSPs, MSSPs, MDRs, and OEMs, who may purchase our product on behalf of multiple com- panies, as a single customer. We do not count our reseller or distributor channel partners as customers.

Q1 FY2024 LETTER TO SHAREHOLDERS 21SENTINELONE Financial Statement April 30, January 31, 2023 2023 ASSETS: Current assets: Cash and cash equivalents $150,099 $137,941 Short-term investments 568,128 485,584 Accounts receivable, net 128,216 151,492 Deferred contract acquisition costs, current 39,428 37,904 Prepaid expenses and other current assets 99,662 101,812 Total current assets 985,533 914,733 Property and equipment, net 41,026 38,741 Operating lease right-of-use assets 23,045 23,564 Long-term investments 423,884 535,422 Deferred contract acquisition costs, non-current 55,364 55,536 Intangible assets, net 138,284 145,093 Goodwill 540,308 540,308 Other assets 5,341 5,516 Total assets $2,212,785 $2,258,913 LIABILITIES AND STOCKHOLDERS’ EQUITY: Current liabilities: Accounts payable $13,215 $11,214 Accrued liabilities 101,408 100,015 Accrued payroll and benefits 43,990 54,955 Operating lease liabilities, current 4,508 3,895 Deferred revenue, current 309,806 303,200 Total current liabilities 472,927 473,279 Deferred revenue, non-current 98,692 103,062 Operating lease liabilities, non-current 21,972 23,079 Other liabilities 2,020 2,788 Total liabilities 595,611 602,208 STOCKHOLDERS’ EQUITY: Class A common stock 21 21 Class B common stock 8 8 Additional paid-in capital 2,729,978 2,663,394 Accumulated other comprehensive income (loss) (5,613) (6,367) Accumulated deficit (1,107,220) (1,000,351) Total stockholders’ equity 1,617,174 1,656,705 Total liabilities and stockholders’ equity $2,212,785 $2,258,913 SENTINELONE, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)

Q1 FY2024 LETTER TO SHAREHOLDERS 22SENTINELONE Three Months Ended April 30, 2023 2022 Revenue $133,393 $78,255 Cost of revenue (1) 42,583 27,139 Gross profit 90,810 51,116 OPERATING EXPENSES: Research and development (1) 55,263 45,881 Sales and marketing (1) 99,171 60,641 General and administrative (1) 51,753 34,890 Total operating expenses 206,187 141,412 Loss from operations (115,377) (90,296) Interest income 10,535 1,087 Interest expense (607) (5) Other income (expense), net (359) (291) Loss before income taxes (105,808) (89,505) Provision for income taxes 1,061 329 Net loss $(106,869) $(89,834) Net loss per share attributable to Class A and Class B common stockholders, basic and diluted $(0.37) $(0.33) Weighted-average shares used in computing net loss per share attributable to Class A and Class B common stockholders, basic and diluted 288,300,705 269,594,565 (1) INCLUDES STOCK-BASED COMPENSATION EXPENSE AS FOLLOWS: Cost of revenue $4,173 $1,848 Research and development 14,790 10,463 Sales and marketing 12,596 7,096 General and administrative 23,990 12,223 Total stock-based compensation expense $55,549 $31,630 SENTINELONE, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except share and per share data) (unaudited)

Q1 FY2024 LETTER TO SHAREHOLDERS 23SENTINELONE Three Months Ended April 30, 2023 2022 CASH FLOW FROM OPERATING ACTIVITIES: Net loss $(106,869) $(89,834) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 9,115 2,102 Amortization of deferred contract acquisition costs 10,740 7,975 Non-cash operating lease costs 943 682 Stock-based compensation expense 55,549 31,630 Loss on investments, accretion of discounts, and amortization of premiums on investments, net (5,167) (198) Other 939 486 Changes in operating assets and liabilities, net of effects of acquisition Accounts receivable 23,583 14,779 Prepaid expenses and other assets 3,237 (5,208) Deferred contract acquisition costs (12,091) (9,347) Accounts payable 1,127 5,079 Accrued liabilities 1,392 190 Accrued payroll and benefits (10,917) (21,478) Operating lease liabilities (1,110) (1,330) Deferred revenue 2,237 13,626 Other liabilities (767) 1,495 Net cash used in operating activities (28,059) (49,351) CASH FLOW FROM INVESTING ACTIVITIES: Purchases of property and equipment (462) (2,808) Purchases of intangible assets (173) (152) Capitalization of internal-use software (2,912) (2,574) Purchases of investments (150,639) (852,991) Sales and maturities of investments 185,296 — Net cash provided by (used in) investing activities 31,110 (858,525) CASH FLOW FROM FINANCING ACTIVITIES: Payments of deferred offering costs — (186) Proceeds from exercise of stock options 9,762 5,090 Net cash provided by financing activities 9,762 4,904 NET CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH 12,813 (902,972) CASH, CASH EQUIVALENTS, AND RESTRICTED CASH–BEGINNING OF PERIOD 202,406 1,672,051 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH–END OF PERIOD $215,219 $769,079 SENTINELONE, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

Q1 FY2024 LETTER TO SHAREHOLDERS 24SENTINELONE Three Months Ended April 30, 2023 2022 COST OF REVENUE RECONCILIATION: GAAP cost of revenue $42,583 $27,139 Stock-based compensation expense (4,173) (1,848) Employer payroll tax on employee stock transactions (50) (1) Amortization of acquired intangible assets (4,972) (540) Acquisition-related compensation (123) — Non-GAAP cost of revenue $33,265 $24,750 GROSS PROFIT RECONCILIATION: GAAP gross profit $90,810 $51,116 Stock-based compensation expense 4,173 1,848 Employer payroll tax on employee stock transactions 50 1 Amortization of acquired intangible assets 4,972 540 Acquisition-related compensation 123 — Non-GAAP gross profit $100,128 $53,505 GROSS MARGIN RECONCILIATION: GAAP gross margin 68% 65% Stock-based compensation expense 3% 2% Employer payroll tax on employee stock transactions —% —% Amortization of acquired intangible assets 4% 1% Acquisition-related compensation —% —% Non-GAAP gross margin 75% 68% RESEARCH AND DEVELOPMENT EXPENSE RECONCILIATION: GAAP research and development expense $55,263 $45,881 Stock-based compensation expense (14,790) (10,463) Employer payroll tax on employee stock transactions (202) (38) Acquisition-related compensation (325) — Non-GAAP research and development expense $39,946 $35,380 SALES AND MARKETING EXPENSE RECONCILIATION: GAAP sales and marketing expense $99,171 $60,641 Stock-based compensation expense (12,596) (7,096) Employer payroll tax on employee stock transactions (320) (153) Amortization of acquired intangible assets (1,907) (183) Acquisition-related compensation (249) — Non-GAAP sales and marketing expense $84,099 $53,209 SENTINELONE, INC. Reconciliation of GAAP to Non-GAAP Financial Measures (in thousands, except percentages and per share data) (unaudited)

Q1 FY2024 LETTER TO SHAREHOLDERS 25SENTINELONE Three Months Ended April 30, 2023 2022 GENERAL AND ADMINISTRATIVE EXPENSE RECONCILIATION: GAAP general and administrative expense $51,753 $34,890 Stock-based compensation expense (23,990) (12,223) Employer payroll tax on employee stock transactions (552) (290) Amortization of acquired intangible assets (1) (18) Acquisition-related compensation (368) — Non-GAAP general and administrative expense $26,842 $22,359 OPERATING LOSS RECONCILIATION: GAAP operating loss $(115,377) $(90,296) Stock-based compensation expense 55,549 31,630 Employer payroll tax on employee stock transactions 1,124 482 Amortization of acquired intangible assets 6,880 741 Acquisition-related compensation 1,065 — Non-GAAP operating loss $(50,759) $(57,443) OPERATING MARGIN RECONCILIATION: GAAP operating margin (86)% (115)% Stock-based compensation expense 42% 40% Employer payroll tax on employee stock transactions 1% 1% Amortization of acquired intangible assets 5% 1% Acquisition-related compensation 1% —% Non-GAAP operating margin (38)% (73)% NET LOSS RECONCILIATION: GAAP net loss $(106,869) $(89,834) Stock-based compensation expense 55,549 31,630 Employer payroll tax on employee stock transactions 1,124 482 Amortization of acquired intangible assets 6,880 741 Acquisition-related compensation 1,065 — Non-GAAP net loss $(42,251) $(56,981) BASIC AND DILUTED EPS RECONCILIATION: GAAP net loss per share, basic and diluted $(0.37) $(0.33) Stock-based compensation expense 0.19 0.12 Employer payroll tax on employee stock transactions — — Amortization of acquired intangible assets 0.03 — Acquisition-related compensation — — Non-GAAP net loss per share, basic and diluted $(0.15) $(0.21) SENTINELONE, INC. Reconciliation of GAAP to Non-GAAP Financial Measures (in thousands, except percentages and per share data) (unaudited)

Q1 FY2024 LETTER TO SHAREHOLDERS 26SENTINELONE Three Months Ended April 30, 2023 2022 GAAP net cash used in operating activities $(28,059) $(49,351) Less: Purchases of property and equipment (462) (2,808) Less: Capitalized internal-use software (2,912) (2,574) Free cash flow $(31,433) $(54,733) Net cash provided by (used in) investing activities $31,110 $(858,525) Net cash provided by financing activities $9,762 $4,904 SENTINELONE, INC. Reconciliation of Cash Used in Operating Activities to Free Cash Flow (in thousands) (unaudited)

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